U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
        Date of Report (Date of earliest event reported): January 9, 2003 (December 31, 2002)

                           THAON COMMUNICATIONS, INC.
             (Exact Name of Registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

    000-30583                                                      87-0622329
    -------------------------------------------------------------------------
    (Commission File Number)             (I.R.S. Employer Identification No.)

       130 South Halcyon Street, Suite C4, Arroyo Grande, California 93420
       -------------------------------------------------------------------
                   (Address of Principal or Executive Offices)

                                 (805) 547-3900
                                 --------------
                         (Registrant's Telephone Number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS.

The Company issued a press release today that its Board of Directors had approved a one for fifty share reverse stock split. The split is for shareholders of record on January 9, 2003, and will be effective on January 10, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On December 31, 2002, our subsidiary, Prime Time Media Studios filed for Chapter 7 Bankruptcy.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

99.1   Press release dated January 9, 2003, issued by Thaon Communications, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THAON COMMUNICATIONS, INC.,
                                            a Nevada corporation


                                               /s/ Adam Anthony
                                            ---------------------------
                                            By:    Adam Anthony
                                            Its:   President

Date: January 9, 2003